UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

March 21, 2006

Commission file number: 333-104141

REMINGTON ARMS COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware                             51-0350935

(State or other jurisdiction of incorporation or organization)                          (I.R.S. Employer Identification No.)

870 Remington Drive

P.O. Box 700

Madison, North Carolina 27025-0700

(Address of principal executive offices)

(Zip Code)

(336) 548-8700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4c under the Exchange Act (17 CFR 240.13e-4c)

This Form 8-K has 3 pages

ITEM 1.01 Entry into a Material Definitive Agreement.

        On March 15, 2006, Remington Arms Company, Inc. (the “Company”) entered into an amended and restated credit agreement (the “Amended and Restated Credit Agreement”), among the Company, RA Factors, Inc., Wachovia Bank, National Association, as Agent, and the lenders from time to time party thereto, which replaces the credit agreement, dated as of January 24, 2003, as amended through October 14, 2005 (the “2003 Credit Agreement”), among the Company, RA Factors, Inc., Wachovia Bank, National Association, as Agent, and the lenders from time to time party thereto.  Loans and other obligations outstanding under the 2003 Credit Agreement are governed by and deemed to be outstanding under the amended and restated terms and conditions contained in the Amended and Restated Credit Agreement.

        The Amended and Restated Credit Agreement amended certain key terms of the 2003 Credit Agreement, including by:

(1)	Increasing the maximum revolver commitment to $140.0 million from $101.0 million, continuing to be subject to a borrowing base;

(2)	Extending the stated maturity of the revolving credit facility provided under the Amended and Restated Agreement to June 30, 2010 from January 24, 2008;

(3)

Amending certain financial covenants, including by (i) decreasing the minimum amounts of Consolidated EBITDA (as defined in the Amended and Restated Credit Agreement) that we must maintain during certain periods and (ii) eliminating the leverage covenant;

(4)

Amending the definition of “Applicable Margin” so that the interest margin applicable to loans under the Amended and Restated Credit Agreement is determined based on Consolidated EBITDA (as defined in the Amended and Restated Credit Agreement), rather than leverage, beginning in 2007; and

(5)	Amending the minimum amounts of availability under the Amended and Restated Credit Agreement that, if not maintained, result in the imposition of a minimum fixed charge coverage ratio covenant.

        The Amended and Restated Credit Agreement is attached as an exhibit hereto.

ITEM 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

See the disclosure under Item 1.01 above.

ITEM 9.01 Financial Statements and Exhibits

                 (a)  Financial statements of businesses acquired

                     Not applicable.

                 (b)  Pro forma financial information

                     Not applicable.

               (c)  Attached as Exhibit 10.1 is the Amended and Restated Credit Agreement, dated as of March 15, 2006, among Remington, RA Factors, Inc., Wachovia Bank, National Association, as Agent and the lenders from time to time party hereto.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

REMINGTON ARMS COMPANY, INC.

/s/ MARK A. LITTLE
Mark A. Little

Executive Vice President, Chief Financial
Officer and Chief Administrative Officer
(Principal Financial Officer)

March 21, 2006